UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22668

ETF Series Solutions
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Paul Fearday
ETF Series Solutions
615 East Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(414)-765-5569
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2015

Item 1. Reports to Stockholders.

Annual Report
December 31, 2015

U.S. Global Jets ETF
Ticker: JETS

U.S. GLOBAL JETS ETF

U.S. GLOBAL JETS ETF

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

From its inception on April 28, 2015, through December 31, 2015, the U.S. Global Jets ETF (JETS) fell 0.39 percent in net asset value (NAV), underperforming its index, the U.S. Global Jets Index (JETSX), which gained 0.91 percent during the same period. JETS opened for trading on April 30, 2015. No material changes took place to the index methodology during the year.

2015 marked a record year for industry net profits, mostly on lower fuel costs, according to the International Air Transport Association (IATA). The IATA projects domestic profits to rise from nearly $20 billion in 2014 to $33 billion in 2015. (This amount was revised up from an earlier estimate of $25 billion.)

West Texas Intermediate (WTI) crude oil averaged $48.66 per barrel in 2015, down more than 47 percent from 2014’s average of $93.17. The average price of kerosene-type jet fuel fell from $2.69 per gallon in 2014 to $1.52 in 2015, a reduction of 43 percent.

U.S. airlines retained between 50 and 75 percent of these savings, according to Credit Suisse, and passed the rest on to customers and shareholders. Delta Air Lines alone reported a $5.1 billion windfall in 2015 on lower fuel costs.

Customer research firm IdeaWorks calculated that ancillary, non-ticket revenue for global airline companies reached a record $59.2 billion in 2015, up from $49.9 billion in 2014. Of that amount, major U.S. airlines were responsible for generating $18.1 billion.

Domestic carriers rewarded shareholders in 2015, returning more than $10 billion, or 7 percent of the industry’s market capitalization, in the form of dividends and stock buybacks. This was double the amount in 2014. American Airlines showered investors with $1.56 billion in share buybacks in the third quarter alone, which, writes Credit Suisse, “is hard to ignore as a sign of management confidence in what’s to come in 2016.”

Carriers also continued to use their abundant free cash flow to deleverage. JetBlue, for instance, managed to reduce its debt by about $800 million in 2015.

During the year, the unemployment rate fell steadily from 5.7 percent in January to 5 percent in December, which supports stronger leisure travel. Low-cost, leisure-oriented carriers such as JetBlue, Hawaiian, Allegiant and Southwest outperformed both legacy carriers and the S&P 500 Index in 2015.

Airlines faced two significant headwinds in 2015, however: an ever-deteriorating global purchasing manager’s index (PMI), led by the slowdown in China, and a weakening CEO Confidence Index. The PMI posted a weak 48.2 in December, its lowest level since 2009, and down from the January reading of 51.7. The Conference Board’s CEO Confidence Survey, a measure of top executives’ attitudes about economic conditions in the future, fell from 48 in the third quarter to 45 in the fourth. This bodes ill for airline demand, particularly business travel.

U.S. GLOBAL JETS ETF

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(Continued)

Despite stellar profits for the year, airline stocks traded sideways in 2015. The NYSE Arca Airlines Index retreated 16.5 percent in 2015, below the S&P 500 Index, which gained 1.37 percent.

Flight demand was also “lackluster” in 2015, according to Bank of America, with no significant increase in bookings from the previous year.

However unlikely, there’s always the risk that oil will begin to recover sooner than expected in 2016. According to Bank of America, for every 5 percent increase in the price of oil, passenger revenues would need to improve between 1 and 2 percent for cash flows to stay consistent. Cowen and Company writes that “a spike in oil would result in an immediate margin squeeze, as airlines could not raise fares fast enough to offset the spike.”

Another risk is the rising cost of labor, which is once again airlines’ top expense now that fuel has fallen. Salaries and wages are expected to increase in 2016 as several carriers, including Delta, Southwest, United and Allegiant, are in the process of renegotiating labor deals with pilots, flight attendants, ground crew and others. Cowen reports that Delta pilots are seeking a 22 percent raise while also maintaining their profit-sharing program. Union groups in other carriers are likewise driving large asks.

This report is to be preceded or accompanied by a prospectus.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the fund. Brokerage commissions will reduce returns. Because the fund concentrates its investments in specific industries, the fund may be subject to greater risks and fluctuations than a portfolio representing a broader range of industries. Airline companies may be adversely affected by a downturn in economic conditions that can result in decreased demand for air travel and may also be significantly affected by changes in fuel prices, labor relations and insurance costs. The fund is non-diversified, meaning it may concentrate more of its assets in a smaller number of issuers than a diversified fund. The fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. The fund may invest in the securities of smaller-capitalization companies, which may be more volatile than funds that invest in larger, more established companies. The performance of the fund may diverge from that of the index. Because the fund may employ a representative sampling strategy and may also invest in securities that are not included in the index, the fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The fund is not actively managed and may be affected by a general decline in market segments related to the index.

Distributed by Quasar Distributors, LLC. U.S. Global Investors, Inc. is the investment adviser to JETS.

Past performance does not guarantee future results.

There is no guarantee that the issuers of any securities will declare dividends in the future or that, if declared, will remain at current levels or increase over time.

The U.S. Global Jets Index seeks to provide access to the global airline industry. The index uses various fundamental screens to determine the most efficient airline companies in the world, and also provides diversification through exposure to global aircraft manufacturers and airport companies. The index

U.S. GLOBAL JETS ETF

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
(Continued)

consists of common stocks listed on well-developed exchanges across the globe. It is not possible to invest directly in an index.

The NYSE Arca Global Airline Index (AXGAL) is a modified equal-dollar weighted index designed to track the performance of listed securities in the global passenger airline sector. The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. You cannot invest directly in an index.

The Purchasing Manager’s Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI index is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment. The CEO Confidence Survey, based on the Conference Board’s survey of approximately 100 CEOs in a wide variety of industries, details chief executives’ attitudes and expectations regarding the overall state of the economy as well as their own industry.

All opinions expressed and data provided are subject to change without notice. Opinions are not guaranteed and should not be considered investment advice.

Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Market capitalization is the value of the fund as determined by the market price of its issued and outstanding stock.

The section labelled Schedule of Investments contains a more complete list of the fund’s holdings. Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.

U.S. GLOBAL JETS ETF

PERFORMANCE SUMMARY

Growth of $10,000
(Unaudited)

Since
Total Returns	Inception
Period Ending December 31, 2015	(4/28/2015)
U.S. Global JETS ETF—NAV	(0.39)%
U.S. Global JETS ETF—Market	(0.14)%
U.S. Global JETS Index	0.91%
S&P 500 Index	(1.90)%

This chart illustrates the performance of a hypothetical $10,000 investment made on April 28, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

U.S. GLOBAL JETS ETF

PORTFOLIO ALLOCATION
At December 31, 2015 (Unaudited)

Percentage of
Industry	Net Assets
Airlines	89.6%
Aerospace & Defense	7.1
Transportation Infrastructure	1.9
IT Services	1.1
Short-Term Investments	0.5
Liabilities in Excess of Other Assets	(0.2)
100.0%

U.S. GLOBAL JETS ETF

SCHEDULE OF INVESTMENTS
December 31, 2015

Shares		Value

COMMON STOCKS – 99.7%

	Australia – 1.0%
183,007	Qantas Airways, Ltd.	$545,430

	Canada – 3.1%
71,882	Air Canada (a)	530,401
128,612	Chorus Aviation, Inc. – B	534,450
36,205	WestJet Airlines, Ltd.	532,727
		1,597,578
	China – 4.1%
18,587	China Eastern Airlines Corporation, Ltd. – ADR (a)	523,038
13,822	China Southern Airlines Company, Ltd. – ADR	527,309
657,159	Air China, Ltd.	518,092
343,366	TravelSky Technology, Ltd.	565,332
		2,133,771
	France – 1.0%
7,853	Airbus Group SE	529,126

	Germany – 1.1%
37,426	Deutsche Lufthansa AG (a)	592,402

	Ireland – 1.0%
6,088	Ryanair Holdings plc – ADR	526,368

	Israel – 1.1%
717,597	El Al Israel Airlines, Ltd.	571,717

	Japan – 1.0%
14,900	Japan Airlines Company, Ltd.	539,993

	Mexico – 1.0%
30,120	Controladora Vuela Cia De
	Aviacion SAB de CV – ADR (a)	516,859

	New Zealand – 1.0%
265,891	Air New Zealand, Ltd.	537,383

	Switzerland – 1.0%
20,274	Wizz Air Holdings plc (a)	543,067

The accompanying notes are an integral part of these financial statements.

U.S. GLOBAL JETS ETF

SCHEDULE OF INVESTMENTS
December 31, 2015 (Continued)

Shares		Value

COMMON STOCKS (Continued)

	Turkey – 2.0%
41,376	Celebi Hava Servisi AS	$507,907
80,051	TAV Havalimanlari Holding AS	499,289
		1,007,196
	United Kingdom – 2.1%
62,602	Dart Group plc	543,117
20,733	easyJet plc	531,827
		1,074,944
	United States – 79.2%
25,799	Alaska Air Group, Inc.	2,077,077
12,252	Allegiant Travel Company	2,056,253
147,564	American Airlines Group, Inc.	6,249,335
11,034	Boeing Company	1,595,406
122,796	Delta Air Lines, Inc.	6,224,529
11,424	General Dynamics Corporation	1,569,201
57,331	Hawaiian Holdings, Inc. (a)	2,025,504
91,301	JetBlue Airways Corporation (a)	2,067,968
77,910	SkyWest, Inc.	1,481,848
145,578	Southwest Airlines Company	6,268,590
50,388	Spirit Airlines, Inc. (a)	2,007,961
108,103	United Continental Holdings, Inc. (a)	6,194,302
42,677	Virgin America, Inc. (a)	1,536,799
		41,354,773
	TOTAL COMMON STOCKS (Cost $50,078,708)	52,070,607

SHORT-TERM INVESTMENTS – 0.5%
243,478	Fidelity Institutional
	Money Market Portfolio, Class I, 0.29%*	243,478
	TOTAL SHORT-TERM INVESTMENTS (cost $243,478)	243,478
	Total Investments – 100.2% (cost $50,322,186)	52,314,085
	Liabilities in Excess of Other Assets – (0.2)%	(117,683)
	NET ASSETS – 100.0%	$52,196,402

(a)	Non-income producing security.
ADR	American Depository Receipt
*	Rate shown is the annualized seven-day yield as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

U.S. GLOBAL JETS ETF

STATEMENT OF ASSETS & LIABILITIES
At December 31, 2015

ASSETS
Investments in securities, at value (cost $50,322,186)	$52,314,085
Receivable for investments sold	3,219,397
Dividends and interest receivable	33,188
Cash	1,182
Total assets	55,567,852

LIABILITIES
Payable for investments purchased	3,254,908
Distribution payable	90,012
Management fees payable	26,530
Total liabilities	3,371,450

NET ASSETS	$52,196,402

Net assets consist of:
Paid-in capital	$50,854,065
Undistributed (accumulated) net investment income (loss)	1,726
Accumulated net realized gain (loss) on investments	(651,146)
Net unrealized appreciation (depreciation) on:
Investments	1,991,899
Foreign currency	(142)
Net assets	$52,196,402

Net asset value
Net assets	$52,196,402
Shares outstanding^	2,100,000
Net asset value, offering and redemption price per share	$24.86

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

U.S. GLOBAL JETS ETF

STATEMENT OF OPERATIONS
Period Ended December 31, 2015*

INCOME
Dividends (net of foreign taxes withheld of $10,340)	$271,221
Interest	184
Total investment income	271,405

EXPENSES
Management fees	168,517
Total Expenses	168,517
Net investment income (loss)	102,888

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment securities	(532,881)
Foreign currency	(11,150)
Change in unrealized appreciation (depreciation) on:
Investments	1,991,899
Foreign currency	(142)
Net realized and unrealized gain (loss) on investments	1,447,726
Net increase (decrease) in net assets
resulting from operations	$1,550,614

*	Fund commenced operations on April 28, 2015. The information presented is for the period from April 28, 2015, to December 31, 2015.

The accompanying notes are an integral part of these financial statements.

U.S. GLOBAL JETS ETF

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
December 31, 2015*
OPERATIONS
Net investment income (loss)	$102,888
Net realized gain (loss) on
investments and foreign currency	(544,031)
Change in unrealized appreciation (depreciation)
on investments and foreign currency	1,991,757
Net increase (decrease) in net assets
resulting from operations	1,550,614

DISTRIBUTIONS
Distributions to shareholders	(90,012)
Total distributions to shareholders	(90,012)

CAPITAL SHARE TRANSACTIONS
Net proceeds from shares sold	50,735,800
Net increase (decrease) in net assets derived
from capital share transactions (a)	50,735,800
Net increase (decrease) in net assets	52,196,402

NET ASSETS
Beginning of period	—
End of period	$52,196,402
Undistributed (accumulated) net
investment income (loss)	$1,726

(a) Summary of capital share transactions is as follows:
	Period Ended
	December 31, 2015*
	Shares	Amount
Subscriptions	2,500,000	$59,704,440
Transaction fees (Note 1)	—	1,640
Redemptions	(400,000)	(8,970,280)
	2,100,000	$50,735,800

*	Fund commenced operations on April 28, 2015. The information presented is for the period from April 28, 2015, to December 31, 2015.

The accompanying notes are an integral part of these financial statements.

U.S. GLOBAL JETS ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Period Ended
	December 31, 2015(1)
Net asset value, beginning of period	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.06
Net realized and unrealized gain (loss) on
investments and foreign currency(6)	(0.16)
Total from investment operations	(0.10)

DISTRIBUTIONS:
Distributions to shareholders	(0.04)
Total distributions	(0.04)

Net asset value, end of period	$24.86

Total return	-0.39	%(3)

SUPPLEMENTAL DATA:
Net assets at end of period (000’s)	$52,196

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.60	%(4)
Net investment income (loss) to average net assets	0.37	%(4)

Portfolio turnover rate(5)	34	%(3)

(1)	Commencement of operations on April 28, 2015.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.
(6)
Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

U.S. GLOBAL JETS ETF

NOTES TO FINANCIAL STATEMENTS
December 31, 2015

NOTE 1 – ORGANIZATION

U.S. Global Jets ETF (the “Fund”) is a series of ETF Series Solutions (“ESS”) (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012.  The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended.  The investment objective of the Fund is to track the performance, before fees and expenses, of the U.S. Global Jets Index.  The Fund commenced operations on April 28, 2015.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

Shares of the Fund are listed and traded on the New York Stock Exchange Arca (“NYSE Arca”).  Market prices for the shares may be different from their net asset value (“NAV”).  The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.”  Creation Units are issued and redeemed principally in-kind for securities included in a specified universe.  Once created, shares generally trade in amounts less than a Creation Unit in the secondary market at market prices that change throughout the day.  Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.  Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”).  An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor.  Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units.  Therefore, they are unable to purchase or redeem shares directly from the Fund.  Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charge, and no redemption fee.  A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of a Creation Unit.  The standard fixed creation transaction fee for the Fund is $300.  In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction.  Variable fees received by the Fund are displayed in the Summary of Capital Share

U.S. GLOBAL JETS ETF

NOTES TO FINANCIAL STATEMENTS
December 31, 2015 (Continued)

Transactions section of the Statement of Changes in Net Assets.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.  Shares of the Fund have equal rights and privileges.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities, including domestic and foreign common stocks, preferred stocks, exchange traded funds and real estate investment trusts that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.  Investments in other mutual funds, including money market funds, are valued at their NAV per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”).  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures.  The use of fair value pricing by the Fund may cause the NAV of the shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of their investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or

U.S. GLOBAL JETS ETF

NOTES TO FINANCIAL STATEMENTS
December 31, 2015 (Continued)

indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$52,070,607	$—	$—	$52,070,607
Short-Term Investments	243,478	—	—	243,478
Total Investments
in Securities	$52,314,085	$—	$—	$52,314,085

^ See Schedule of Investments for country breakouts.
During the period ended December 31, 2015, the Fund did not recognize any transfers to or from Levels 1, 2, or 3. Transfers between levels are recognized at the end of the reporting period.
B.
Federal Income Taxes.  The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to

U.S. GLOBAL JETS ETF

NOTES TO FINANCIAL STATEMENTS
December 31, 2015 (Continued)

shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income tax provision is required.  As of and during the period ended December 31, 2015, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  As of and during the period ended December 31, 2015, the Fund did not have liabilities for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  During the period ended December 31, 2015, the Fund did not incur any interest or penalties.

C.
Foreign Currency.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.  The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gain on securities for the Fund are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

U.S. GLOBAL JETS ETF

NOTES TO FINANCIAL STATEMENTS
December 31, 2015 (Continued)

F.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

G.
Share Valuation.  The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Reclassification of Capital Accounts.  U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or NAV per share.  The permanent differences primarily relate to foreign currency transactions and redemptions in-kind.  For the period ended December 31, 2015, the following table shows the reclassifications made:

Undistributed
(accumulated)	Accumulated
net investment	net realized	Paid-in
income/(loss)	gain/(loss)	capital
$(11,150)	$(107,115)	$118,265

During the period ended December 31, 2015, the Fund realized $118,265 in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash.  Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gain/(loss) to paid-in capital.

U.S. GLOBAL JETS ETF

NOTES TO FINANCIAL STATEMENTS
December 31, 2015 (Continued)

J.
Subsequent Events.  In preparing these financial statements, Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.  There were no events or transactions that occurred during the period subsequent to December 31, 2015, that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

U.S. Global Investors, Inc. (“the Adviser”), serves as the investment adviser to the Fund.  Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust.  Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other nondistribution related services necessary for the Fund to operate.  Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses.  For services provided to the Fund, the Fund pays the Adviser a management fee at an annual rate of 0.60% based on the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC (“USBFS” or “Administrator”) acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent and accountant.  USBFS also serves as the transfer agent and fund accountant to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

All Officers and a Trustee of the Trust are affiliated with the Administrator, Distributor, and Custodian.

U.S. GLOBAL JETS ETF

NOTES TO FINANCIAL STATEMENTS
December 31, 2015 (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2015, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, are $14,445,863 and $13,657,021, respectively.

For the period ended December 31, 2015, in-kind transactions associated with creations and redemptions were $58,767,800 and $8,909,677, respectively.

There were no purchases or sales of U.S. Government securities during the period.

NOTE 5 – TAX COST BASIS

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes for the period ended December 31, 2015, were as follows:

Tax cost of investments	$50,450,644
Gross tax unrealized appreciation	4,030,551
Gross tax unrealized depreciation	(2,167,110)
Net tax unrealized appreciation (depreciation)	1,863,441
Undistributed ordinary income	1,726
Undistributed long term capital gain	—
Total distributable earnings	1,726
Other accumulated gains (losses)	(522,830)
Total accumulated earnings (losses)	$1,342,337

The difference between book and tax-basis cost is attributable to the deferral of losses on wash sales.

As of December 31, 2015, the Fund had a short-term capital loss carryforward of $522,688.  This amount does not have an expiration date.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions payable by the Fund during the period ended December 31, 2015 was as follows:

Ordinary Income	$90,012
Total Distributions Paid	$90,012

U.S. GLOBAL JETS ETF

NOTES TO FINANCIAL STATEMENTS
December 31, 2015 (Continued)

NOTE 7 – PRINCIPAL RISKS

Airline Companies Risk. Airline companies may be adversely affected by a downturn in economic conditions that can result in decreased demand for air travel. Airline companies may also be significantly affected by changes in fuel prices, which may be very volatile. Airline companies may also be significantly affected by changes in labor relations and insurance costs.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

U.S. GLOBAL JETS ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of U.S. Global Jets ETF and
Board of Trustees of ETF Series Solutions

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Global Jets ETF (the “Fund”), a series of ETF Series Solutions, as of December 31, 2015, and the related statements of operations and changes in net assets, and the financial highlights for the period April 28, 2015 (commencement of operations) through December 31, 2015.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Global Jets ETF as of December 31, 2015, the results of its operations, changes in its net assets, and the financial highlights for the period April 28, 2015 (commencement of operations) through December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 25, 2016

U.S. GLOBAL JETS ETF

TRUSTEES AND OFFICERS
(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o USBFS, 615 E. Michigan Street, Milwaukee, WI 53202.

				Number of	Other
		Term of		Portfolios	Directorships
		Office and		in Fund	Held by
Name	Position	Length of		Complex	Trustee
and Year	Held with	Time	Principal Occupation(s)	Overseen	During Past
of Birth	the Trust	Served	During Past 5 Years	by Trustee	5 Years

Interested Trustee

Michael A. Castino	Trustee	Indefinite	Senior Vice President,	13	None
Born: 1967	and	term;	USBFS (since 2013);
	Chairman	Trustee	Managing Director of
		since	Index Services, Zacks
		2014;	Investment Management
		Chairman	(2011–2013);
		since	Vice President,
		2013	Marco Polo Network
(financial services firm)
(2009–2011).
Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite	Retired; formerly Chief	13	Independent
Born: 1946	Indepen-	term;	Financial Officer,		Trustee,
	dent	since	Robert W. Baird & Co.		Managed
	Trustee	2012	Incorporated (2000–2011).		Portfolio
	and				Series (26
	Audit				portfolios);
	Committee				Director,
	Chairman				Anchor
Bancorp
Wisconsin,
Inc.
(2011–2013).

Ronald T. Beckman, CPA	Trustee	Indefinite	Retired; formerly Audit	13	None
Born: 1947	and	term;	Partner specializing in
	Nominating	since	investment management,
	Committee	2012	PricewaterhouseCoopers
	Chairman		LLP (1972–2004).

David A. Massart	Trustee	Indefinite	Co-Founder and Chief	13	Independent
Born: 1967		term;	Investment Strategist,		Trustee,
		since	Next Generation Wealth		Managed
		2012	Management, Inc.		Portfolio
			(since 2005).		Series
(26
portfolios).

U.S. GLOBAL JETS ETF

TRUSTEES AND OFFICERS
(Unaudited) (Continued)

The officers of the Trust conduct and supervise its daily business.  The address of each officer of the Trust is c/o USBFS, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Term of
Office and
Name	Position(s)	Length of
and Year	Held with	Time
of Birth	the Fund	Served	Principal Occupation(s) During Past Five Years

Principal Officers of the Trust

Michael A. Castino	Trustee	Indefinite	Senior Vice President, USBFS (since 2013); Managing
Born: 1967	and	term;	Director of Index Services, Zacks Investment
	Chairman	Trustee	Management (2011–2013); Vice President, Marco Polo
		since	Network (financial services firm) (2009–2011).
2014;
Chairman
since 2013

Paul R. Fearday, CPA	President	Indefinite	Senior Vice President, USBFS (since 2008);
Born: 1979	and	term;	Manager, PricewaterhouseCoopers LLP
	Assistant	President	(accounting firm) (2002–2008).
	Treasurer	and
Assistant
Treasurer
since 2014
(other roles
since 2013)

Michael D. Barolsky, Esq.	Vice	Indefinite	Vice President, USBFS (since 2012); Associate,
Born: 1981	President	term;	Thompson Hine LLP (law firm) (2008–2012).
	and	since 2014
	Secretary	(other roles
since 2013)

James R. Butz	Chief	Indefinite	Vice President, USBFS (since 2014); Assistant Vice
Born: 1982	Compliance	term;	President, USBFS (2011-2014); Operations Manager,
	Officer	since 2015	USBFS (2007-2011).

Kristen M. Weitzel, CPA	Treasurer	Indefinite	Vice President, USBFS (since 2011); Manager,
Born: 1977		term;	PricewaterhouseCoopers LLP (accounting firm)
		since 2014	(2005–2011).
(other roles
since 2013)

Stacie L. Lamb, Esq.	Assistant	Indefinite	Assistant Vice President, USBFS (since 2013);
Born: 1982	Secretary	term;	Compliance Representative, Quasar Distributors, LLC
		since	(2011-2013); Graduate Student, Marquette University
		2015	Law School (2007-2011).

The Statement of Additional Information includes additional information about the Trustees as is available, without charge, upon request, by calling toll free at (800) 617-0004, or accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.usglobaletfs.com.

U.S. GLOBAL JETS ETF

EXPENSE EXAMPLE
For the Six Months Ended December 31, 2015 (Unaudited)

As a shareholder of U.S. Global Jets ETF (the “Fund”), you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 – December 31, 2015).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	July 1, 2015	December 31, 2015	During the Period(1)
Actual	$1,000	$1,112	$3.18
Hypothetical (5% annual	$1,000	$1,025	$3.06
return before expenses)

(1)
Expenses paid during the period are equal to the fund’s net annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

U.S. GLOBAL JETS ETF

FEDERAL TAX INFORMATION

For the fiscal period ended December 31, 2015, certain dividends paid by the Fund may be subject to the maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended December 31, 2015, was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS
(Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling toll free at (800) 617-0004.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Fund’s portfolio holdings are posted on its website at www.usglobaletfs.com daily.

INFORMATION ABOUT PROXY VOTING
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”).  The SAI is available without charge upon request by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.usglobaletfs.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(Unaudited)

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, free of charge, on the Fund’s website at www.usglobaletfs.com.

U.S. GLOBAL JETS ETF

PRIVACY POLICY
(Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

The Fund does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  The Fund may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  The Fund will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  The Fund maintains physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with unaffiliated third parties.

Adviser
U.S. Global Investors, Inc.
7900 Callaghan Road
San Antonio, Texas 78229

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

U.S. Global Jets ETF
Symbol – JETS
CUSIP – 26922A842

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s President (principal executive officer) and Treasurer (principal financial officer). The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2015	FYE 12/31/2014
Audit Fees	$14,000	N/A
Audit-Related Fees	$0	N/A
Tax Fees	$3,000	N/A
All Other Fees	$0	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2015	FYE 12/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2015	FYE 12/31/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Ronald T. Beckman, David A. Massart, Leonard M. Rush.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees

Item 11. Controls and Procedures.

(a)
The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. “Filed herewith”

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ETF Series Solutions

By (Signature and Title                   /s/Paul Fearday
Paul Fearday, President (principal executive officer)

Date     March 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                /s/Paul Fearday
Paul Fearday, President (principal executive officer)

Date     March 8, 2016

By (Signature and Title)*                /s/Kristen Weitzel
Kristen Weitzel, Treasurer (principal financial officer)

Date     March 8, 2016

* Print the name and title of each signing officer under his or her signature.